Exhibit 99.1

CONSENT IN WRITING OF
BOARD OF DIRECTOR OF
PHOENIX PLUS CORP.

IN LIEU OF AN ORGANIZATIONAL MEETING

July 7, 2021

Pursuant to Sections 78.315 of the Nevada Revised Statutes, the undersigned being the Director of PHOENIX PLUS CORP., a Nevada corporation (the “Company”), does hereby authorize, approve, and consent to the adoption of the following resolutions and the actions contemplated therein, without meeting:

1. Issuance of shares

WHEREAS various subscribers have agreed to subscribe for and have paid for shares of common stock in the capital of the Company pursuant to the Company’s registration statement on Post-Effective Amendment to Form S-1, which was declared effective on March 12, 2021;

THAT shares of common stock be issued to the following Individual:

Name	Share to issue	Payment	Per share price
ANG LUO LING	5,000	$5,000	$1.00
CHAN YEW WAH	10,000	$10,000	$1.00
CHEONG CHEE SENG	5,000	$5,000	$1.00
CHEONG CHUI LENG	5,000	$5,000	$1.00
CHIN JEUN JYE	10,000	$10,000	$1.00
CHIN FUI LING	5,000	$5,000	$1.00
CHONG CHEE HIN	5,000	$5,000	$1.00
CHONG CHIN CHON	1,000	$1,000	$1.00
CHUA ENG KA	70,000	$70,000	$1.00
CHUA SHIOW CHING	10,000	$10,000	$1.00
CHUA YI LING	20,000	$20,000	$1.00
CHUO NGWAN CHOU	20,000	$20,000	$1.00
GOEY YONG KEAN	3,000	$3,000	$1.00
HAN SHEE YEN	5,000	$5,000	$1.00

HENG SING TOAL	6,000	$6,000	$1.00
HEW YOKE HAR	10,000	$10,000	$1.00
JANE KANG YIH SHIN	5,000	$5,000	$1.00
KHOO GIH WAH	5,000	$5,000	$1.00
KHOO KIM TENG	5,000	$5,000	$1.00
KOH POH HUAT	5,000	$5,000	$1.00
KONG NYOONG LEE	100,000	$100,000	$1.00
KONG YEE ZHE	5,000	$5,000	$1.00
KONG YEE SYEN	5,000	$5,000	$1.00
LAW YIT FOONG	10,000	$10,000	$1.00
LEE CHANG CHERN	5,000	$5,000	$1.00
LEE CHONG SOON	1,000	$1,000	$1.00
LEE ENG CHUAN	5,000	$5,000	$1.00
LEE HONG CHOO	5,000	$5,000	$1.00
LIM NGIAT FOONG	10,000	$10,000	$1.00
LOH LEE CHIN	5,000	$5,000	$1.00
LUM WENG KEONG	11,000	$11,000	$1.00
NG AI REEN	5,000	$5,000	$1.00
NG CHONG CHUN	10,000	$10,000	$1.00
NG SOO CHENG	20,000	$20,000	$1.00
NGAM TONG JONG	5,000	$5,000	$1.00
POK WEI CHENG	10,000	$10,000	$1.00
SOH BAN HUAT	10,000	$10,000	$1.00
TAN CHONG KEE	5,000	$5,000	$1.00
TAN HOCK BOON	15,000	$15,000	$1.00
TAN KEAN WIN	3,000	$3,000	$1.00
TAN KIM AN	30,000	$30,000	$1.00

TAN KIM LYE	47,000	$47,000	$1.00
TAN SZE CHET	5,000	$5,000	$1.00
TAN TEONG LOKE	10,000	$10,000	$1.00
TANG KWAI CHENG	5,000	$5,000	$1.00
TEH SIEW HUAN	5,000	$5,000	$1.00
THAM WEI PING	50,000	$50,000	$1.00
TOH KIM LIAN	5,000	$5,000	$1.00
WANG AH FOONG	10,000	$10,000	$1.00
WANG KAM	20,000	$20,000	$1.00
WONG KAM PIEW	40,000	$40,000	$1.00
WONG MUN HING @ WONG SAI KONG	5,000	$5,000	$1.00
WONG SOOI CHEONG	25,000	$25,000	$1.00
YA SIN YEE	5,000	$5,000	$1.00
YAP AI CHOO	5,000	$5,000	$1.00
YAP GEOK HWA	5,000	$5,000	$1.00
YAP KEN ZEN	10,000	$10,000	$1.00
YAP SENG POW	5,000	$5,000	$1.00
YEAP KHENG LEAN	5,000	$5,000	$1.00
YEOW YIN YEE	20,000	$20,000	$1.00
YONG XU SEN	5,000	$5,000	$1.00
YOON SEW PENG	10,000	$10,000	$1.00
TOTAL	782,000	$782,000	$1.00

NOW, THEREFORE, BE IT:

RESOLVED, that the Initial Public Offering be closed as of the date first written above.

RESOLVED, that the Company be, and hereby is authorized to enter into subscription agreements to sell the Shares pursuant to the Initial Public Offering; and be it further

RESOLVED, that any and all actions taken by the officers and directors of the Company in connection with the foregoing resolutions be an hereby are approved and ratified as if approved prior to such actions being taken; and be it further

RESOLVED, that the proper officers be, and they and each of them hereby are, authorized and empowered, in the name of the Company and on its behalf, to do all such further acts and things and to execute, and deliver all such additional documents, instruments and certificates, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable for the purposes of carrying out the foregoing resolutions, any such determination to be conclusively evidenced by the doing by such officers of any such act or thing, or the execution and delivery by such officers of any such additional documents, instruments or certificates.

IN WITNESS HEREOF, the undersigned have executed this Written Consent as of the date first written above.

DIRECTOR:

/s/ FONG TECK KHEONG
FONG TECK KHEONG
Director, President, Secretary and Treasurer
Date: July 7, 2021